Fees Summary	Oct. 23, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 18,400,000.00
Previously Paid Amount	3,521.30
Total Fee Amount	2,541.04
Total Offset Amount	0.00
Net Fee	$ 0.00